SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : May 25, 2001

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-HE8)



              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-49820-18                13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-HE8 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Calmco Servicing L.P., as servicer and special servicer, Old Kent Mortgage Company, as servicer, and The Chase Manhattan Bank, as trustee.

     On May 25, 2001 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 25, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein


Date:  August 22, 2001            By:   /s/ Thomas M. Britt
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on May 25, 2001

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                               May 25, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL             BEGINNING                                                                          ENDING
               FACE              PRINCIPAL                                                    REALIZED   DEFERRED    PRINCIPAL
CLASS         VALUE               BALANCE         PRINCIPAL       INTEREST         TOTAL       LOSSES   INTEREST     BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1     104,222,000.00     101,938,398.94      2,571,231.90      551,316.84     3,122,548.74     0.00       0.00     99,367,167.04
A2     223,247,000.00     217,189,255.42      6,056,024.88      875,317.95     6,931,342.83     0.00       0.00    211,133,230.54
M1      21,831,000.00      21,831,000.00              0.00       94,714.70        94,714.70     0.00       0.00     21,831,000.00
M2      17,085,000.00      17,085,000.00              0.00       79,107.11        79,107.11     0.00       0.00     17,085,000.00
B       13,288,500.00      13,288,500.00              0.00       76,478.09        76,478.09     0.00       0.00     13,288,500.00
R               50.00               0.00              0.00            0.00             0.00     0.00       0.00              0.00
P                0.00               0.00              0.00      147,249.55       147,249.55     0.00       0.00              0.00
X                0.00               0.00              0.00            0.00             0.00     0.00       0.00              0.00
TOTALS 379,673,550.00     371,332,154.36      8,627,256.78    1,824,184.24    10,451,441.02     0.00       0.00    362,704,897.58
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------      ----------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                      PASS-THROUGH RATES
-------------------------------------------------------------------------------------------------      ----------------------------
                    BEGINNING                                                         ENDING                         CURRENT
CLASS     CUSIP     PRINCIPAL          PRINCIPAL      INTEREST       TOTAL           PRINCIPAL         CLASS     PASS-THRU RATE
-------------------------------------------------------------------------------------------------      ----------------------------
A1    22540AB49     978.08906891     24.67072115    5.28983171     29.96055286      953.41834776       A1        6.490000 %
A2    22540AB56     972.86528115     27.12701573    3.92084978     31.04786550      945.73826542       A2        4.836250 %
M1    22540AB64   1,000.00000000      0.00000000    4.33854152      4.33854152    1,000.00000000       M1        5.206250 %
M2    22540AB72   1,000.00000000      0.00000000    4.63020837      4.63020837    1,000.00000000       M2        5.556250 %
B     22540AB80   1,000.00000000      0.00000000    5.75520864      5.75520864    1,000.00000000       B         6.906250 %
R     22540AB98       0.00000000      0.00000000    0.00000000      0.00000000        0.00000000       R         4.836250 %
TOTALS              978.03008495     22.72282802    4.80461238     27.52744040      955.30725693
-------------------------------------------------------------------------------------------------      ----------------------------

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IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
             The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase
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                                        -6-

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                               May 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------

Sec. 4.04 (a)(i)
                     Principal Remittance Amount                                 7,264,142.43
                          Scheduled Principal Payments                             180,533.81
                          Principal Prepayments                                  6,883,868.40
                          Repurchase Principal                                           0.00
                          Substitution Amounts                                     199,740.22
                          Net Liquidation Proceeds                                       0.00

                     Principal Distributions to the Noteholders
                          Class A1                                               2,571,231.90
                          Class A2                                               6,056,024.88
                          Class M1                                                       0.00
                          Class M2                                                       0.00
                          Class B                                                        0.00


Sec. 4.04 (a) (ii)
                     Interest Remittance Amount                                  3,156,131.67

                     Interest Distributions to the Noteholders

                         Class A1 Current Interest Amount                          551,316.84
                         Class A2 Current Interest Amount                          875,317.95
                         Class M1 Current Interest Amount                           94,714.70
                         Class M2 Current Interest Amount                           79,107.11
                         Class B Current Interest Amount                            76,478.09

                         Class A1 Carryforward Interest Amount                           0.00
                         Class A2 Carryforward Interest Amount                           0.00
                         Class M1 Carryforward Interest Amount                           0.00
                         Class M2 Carryforward Interest Amount                           0.00
                         Class B Carryforward Interest Amount                            0.00



Sec. 4.04 (a)(iii)
                         Total Principal Shortfall Allocation                            0.00
                         Total Interest Shortfall Allocation                             0.00

Sec. 4.04 (a)(iv)
                     Class Principal Balance
                          Class A1 Principal Balance                            99,367,167.04
                          Class A2 Principal Balance                           211,133,230.54
                          Class M1 Principal Balance                            21,831,000.00
                          Class M2 Principal Balance                            17,085,000.00
                          Class B Principal Balance                             13,288,500.00

Sec. 4.04 (a)(v)
                     Aggregate Collateral Balance                              365,316,441.17

Sec. 4.04 (a)(vi)
                     Servicing Fees                                                155,158.68
                     GEMICO PMI Fees                                               116,082.64
                                                -7-

                      Credit Suisse First Boston 2001-HE8
                        Statement to Certificateholders
                               May 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------
Sec. 4.04 (a)(vii)
                     Pass-Through Rate for each Class of LIBOR Certificates
                           Class A2 Pass-Through Rate                                    4.84
                           Class M1 Pass-Through Rate                                    5.21
                           Class M2 Pass-Through Rate                                    5.56
                           Class B Pass-Through Rate                                     6.91
Sec. 4.04 (a)(viii)
                     Current Advances                                                    0.00
                     Aggregate Advances                                                  0.00
Sec. 4.04 (a)(ix)
                     Loans in Delinquency
                    -------------------------------------------------------------------------
                                            Group Totals
                    -------------------------------------------------------------------------
                                                             Principal
                    Category              Number             Balance               Percentage
                    1 Month                242           22,915,714.94                  6.27 %
                    2 Month                 55            4,434,836.59                  1.21 %
                    3 Month                 32            3,219,967.17                  0.88 %
                     Total                 329           30,570,518.70                  8.36 %
                    -------------------------------------------------------------------------


                     Loans in Foreclosure
                    -------------------------------------------------------------------------
                                                Group Totals
                    -------------------------------------------------------------------------
                                                    Principal
                               Number               Balance                Percentage
                                  0                    0.00                  0.00 %
                     -------------------------------------------------------------------------



Sec. 4.04 (a)(x)
                     Number of Loans with Respect to which
                        Prepayment Penalties were Collected                            32.00
                     Balance of Loans with Respect to which
                        Prepayment Penalties were Collected                     4,125,392.95
                     Amount of Prepayment Penalties Collected                     147,249.55

Sec. 4.04 (a)(xi)
                     Rolling Three Month Delinquency Rate                           0.000000

Sec. 4.04 (a)(xii)
                     REO Loans
                             Number of REO Loans                                           0
                             Balance of REO Loans                                       0.00

Sec. 4.04 (a)(xiii)
                     Aggregate Amount of Realized Losses                                0.00

Sec. 4.04 (a)(xiv)
                     Weighted Average Loan Rate for the related Collection Period                10.664937

                     Beginning Aggregate Collateral Balance                                 372,580,583.61
                     Ending Aggregate Collateral Balance                                    365,316,441.17

                     Overcollateralization Amount (Beginning)                                 1,248,429.25
                     Overcollateralization Amount
                        (Immediately Following the Payment Date)                              2,611,543.58
                     Targeted Overcollateralization Amount                                    7,593,474.58
                     Overcollateralization Release Amount                                             0.00
                     Overcollateralization Deficiency Amount                                  4,981,931.00


                                                -8-
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